Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
21.	Income Taxes

Teekay and a majority of its subsidiaries are not subject to income tax in the jurisdictions in which they are incorporated because they do not conduct business or operate in those jurisdictions. However, among others, the Company’s Australian ship-owing subsidiaries and its Norwegian subsidiaries are subject to income taxes.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,	December 31,
	2011	2010
	$	$
Deferred tax assets:
Vessels and equipment	76,582	2,182
Tax losses carried forward (1)	380,299	286,499
Other	95,312	97,945

Total deferred tax assets	552,193	386,626

Deferred tax liabilities:
Vessels and equipment	60,776	122,263
Long-term debt	24,918	31,077
Other	45,624	2,900

Total deferred tax liabilities	131,318	156,240
Net deferred tax assets	420,875	230,386
Valuation allowance	(398,559)	(213,385)

Net deferred tax assets (liabilities)	22,316	17,001

(1)	Substantially all of the Company’s net operating loss carryforwards of $1.27 billion relate to its Australian ship-owning subsidiaries and its Norwegian subsidiaries. These net operating loss carryforwards are available to offset future taxable income in the respective jurisdictions, and can be carried forward indefinitely.

The components of the provision for income taxes are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Current	(6,768)	(13,129)	(28,312)
Deferred	2,478	19,469	5,423

Income tax (expense) recovery	(4,290)	6,340	(22,889)

The Company operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year to year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	$	$	$
Net (loss) income before taxes	(382,431)	(172,975)	232,666
Net (loss) income not subject to taxes	(351,773)	(416,684)	550,299

Net (loss) income subject to taxes	(30,658)	243,709	(317,633)

At applicable statutory tax rates	(8,987)	57,737	(89,395)
Permanent and currency differences	(172,368)	(104,514)	109,857
Adjustments to valuation allowances and uncertain tax positions	179,675	40,863	1,623
Other	5,970	(425)	804

Tax expense (recovery) related to the current year	4,290	(6,340)	22,889

The following is a roll-forward of the Company’s unrecognized tax benefits, recorded in other long-term liabilities, from January 1, 2009 to December 31, 2011:

	2011 $	2010 $	2009 $
Balance of unrecognized tax benefits as at January 1	45,302	40,943	17,296
Increase for positions taken in prior years	83	4,037	—
Increase for positions related to the current year	3,308	8,979	27,552
Decreases for positions taken in prior years	—	(4,557)	(3,905)
Decreases related to statute of limitations	(8,889)	(4,100)	—

Balance of unrecognized tax benefits as at December 31	39,804	45,302	40,943

The majority of the net decrease for positions for the year ended December 31, 2011 relates to potential tax on freight income.

The Company does not presently anticipate such uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected. The tax years 2007 through 2010 remain open to examination by some of the major taxing jurisdictions in which the Company is subject to tax.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The interest and penalties on unrecognized tax benefits are included in the roll-forward schedule above and are approximately $1.8 million in 2011, $1.2 million in 2010 and $8.5 million in 2009.